                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2001
                                                         -----------------

                       PEGASUS COMMUNICATIONS CORPORATION
   ---------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                      0-21389                      51-0374669
----------------              ----------------          ---------------------
(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)              Identification No.)
 Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------


       -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.
                  ------------

                  The Registrant plans to hold its 2001 Annual Meeting of Stockholders on April 27, 2001.

                  On February 15, 2001, the Registrant issued a press release containing, among other things, financial information for the quarter and the year ended December 31, 2000. A copy of the press release is filed as Exhibit
99.1 and is incorporated by reference into this report.

Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
                  ------------------------------------------------------

                  (c)    Exhibits.

                         99.1  Registrant's press release, dated February 15,
                               2001.


Item 9.           Regulation FD Disclosure.
                  ------------------------

                  The Registrant held a conference call on February 15, 2001 to report earnings results for the fourth quarter. On the call, the Registrant provided certain financial guidance for 2001.

                  Set forth below is a table which provides financial guidance with respect to subscribers, revenues, contribution margin, pre-marketing cash flow, SAC and cash flow from operations for the first quarter of 2001 as compared to the first quarter of 2000 and for the year 2001 as compared to the year 2000. The information provided below with respect to 2001 is a forward-looking statement. See "Cautionary Statement" below.


(in thousands)

                                    Q1 '00                  Q1 '01                  Yr '00                     Yr '01
                                                       Low          High                                  Low         High

Beginning subscribers                 702              1,403        1,403                702             1,403         1,403
Net subscriber additions:
     DBS                               21                 40           55                178               180           260
     Satellite Broadband                                                                                    50           100
                                 --------          ---------    ---------          ---------         ---------     ---------
                                       21                 40           55                178               230           360

Primestar conversions                  29                                                 77
Acquired subscribers                   50                 12           17                446                50           100
                                 --------          ---------    ---------          ---------         ---------     ---------
                                      100                 52           72                701               280           460
                                 --------          ---------    ---------          ---------         ---------     ---------
Ending subscribers                    802              1,455        1,475              1,403             1,683         1,863
                                 --------          ---------    ---------          ---------         ---------     ---------


Net revenues:
     DBS                         $ 95,857          $ 207,000    $ 215,000          $ 582,075         $ 890,000     $ 990,000
     Satellite Broadband                                                                                16,000        36,000
     Other                          8,138              8,000        9,000             35,433            34,000        37,000
                                 --------          ---------    ---------          ---------         ---------     ---------
                                  103,995            215,000      224,000            617,508           940,000     1,063,000
                                 --------          ---------    ---------          ---------         ---------     ---------
Contribution margin:
     DBS                           32,027             70,000       74,000            199,495           300,000       345,000
     Satellite Broadband                                                                                 5,000        13,000
     Other                            306                400          500              3,428             3,400         4,000
                                 --------          ---------    ---------          ---------         ---------     ---------
                                   32,333             70,400       74,500            202,923           308,400       362,000
                                 --------          ---------    ---------          ---------         ---------     ---------
Pre-marketing cash flow:
     DBS                           27,999             61,000       64,000            174,898           265,000       310,000
     Satellite Broadband                                                                                 1,000         6,000
     Other                            306                400          500              3,428             3,400         4,000
                                 --------          ---------    ---------          ---------         ---------     ---------
                                   28,305             61,400       64,500            178,326           269,400       320,000
                                 --------          ---------    ---------          ---------         ---------     ---------
Subscriber acquisition costs:
     DBS                           25,409             50,000       55,000            169,998           225,000       255,000
     Satellite Broadband                                                                                27,000        63,000
                                 --------          ---------    ---------          ---------         ---------     ---------
                                   25,409             50,000       55,000            169,998           252,000       318,000
                                 --------          ---------    ---------          ---------         ---------     ---------
Cash flow from operations:
     DBS                            2,590             11,000        9,000              4,900            40,000        55,000
     Satellite Broadband                                                                               (26,000)      (57,000)
     Other                            306                400          500              3,428             3,400         4,000
                                 --------          ---------    ---------          ---------         ---------     ---------
                                    2,896             11,400        9,500              8,328            17,400         2,000
                                 --------          ---------    ---------          ---------         ---------     ---------

                           Cautionary Statement

                  This Report contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this Report, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Such factors include, among other things, the following: general economic and business conditions, both nationally, internationally and in the regions in which we operate; relationships with and events affecting third parties like DIRECTV, Inc.; litigation with DIRECTV; demographic changes; existing government regulations and changes in, or the failure to comply with government regulations; competition; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; technological developments and difficulties; the ability to attract and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our businesses; and other factors discussed under the section entitled "Risk Factors" of the Registrant's Proxy Statement dated February 29, 2000 and filed with the Securities and Exchange Commission on March 1, 2000 in connection with a special meeting of stockholders to be held on March 22, 2000 and other reports and registration statements filed by the Registrant, from time to time, with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PEGASUS COMMUNICATIONS CORPORATION


February 16, 2001                        By: /s/ Scott A. Blank
                                            ------------------------------
                                              Scott A. Blank
                                              Vice President

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                                 Exhibit Index
                                 -------------


Exhibit No.                 Description
-----------                 -----------

  99.1                      Registrant's press release, dated February 15, 2001.